UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2026

NORTH HAVEN PRIVATE INCOME FUND A LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01654	92-1385301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1 (212) 761-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 26, 2026, North Haven Private Income Fund A LLC, a Delaware limited liability company (“PIF A”), entered into an Agreement and Plan of Merger with North Haven Private Income Fund LLC, a Delaware limited liability company (“PIF”), Sky Merger Sub LLC, a Delaware limited liability company and wholly owned direct subsidiary of PIF (“Merger Sub”), and MS Capital Partners Adviser Inc., a Delaware corporation and investment adviser to each of PIF and PIF A (“Adviser”) (the “Merger Agreement”).

The Merger Agreement provides that, subject to the conditions set forth therein, Merger Sub will merge with and into PIF A, with PIF A continuing as the surviving company (the “First Merger”), and, immediately thereafter, the surviving company will merge with and into PIF, with PIF continuing as the surviving company (together with the First Merger, the “Mergers”). The boards of directors of PIF and PIF A, including all of their respective independent directors, have approved the Merger Agreement and the transactions contemplated thereby.

The Merger Agreement further provides that, at the effective time of the First Merger, each unit of PIF A issued and outstanding immediately prior to the effective time, except for units owned by PIF A, PIF or any of their respective consolidated subsidiaries, will be converted into the right to receive a number of Class I units of PIF equal to the exchange ratio (the “Exchange Ratio”) determined by dividing (i) the closing net asset value (“NAV”) per unit of PIF A by (ii) the closing NAV per unit of PIF.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the First Merger (such date, the “Determination Date”), PIF A will deliver to PIF a calculation of its NAV per unit as of such date, and PIF will deliver to PIF A a calculation of its NAV per unit as of such date, in each case using a pre-agreed set of assumptions, methodologies and adjustments. The parties have agreed to calculate the Exchange Ratio based on such calculations.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants relating to the operation of PIF A’s business during the period prior to the effective time of the First Merger.

The Merger Agreement provides that PIF A may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the board of directors of PIF A may, subject to certain conditions, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that the failure to take such action would be reasonably likely to breach its standard of conduct under applicable law (taking into account any changes to the Merger Agreement proposed by PIF).

Consummation of the Mergers is subject to conditions in the Merger Agreement, including, among other things, (1) the absence of certain legal impediments to the consummation of the Mergers or pending litigation by any governmental entity challenging or seeking to enjoin, restrain or make illegal the Mergers or the other transactions contemplated by the Merger Agreement, (2) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (3) completion of the net asset value determinations, and (4) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger Agreement also contains termination rights in favor of PIF and PIF A, including, among other things, if the Mergers are not completed by the termination date set forth in the Merger Agreement. Upon termination of the Merger Agreement under certain specified circumstances, PIF or PIF A may be entitled to reimbursement of its transaction-related expenses.

The description above is only a summary of the material provisions of the Merger Agreement and is subject to, and qualified in its entirety by, reference to the copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 7.01.	Regulation FD Disclosure.

On October 26, 2026, PIF A and PIF issued a press release announcing the entry into the Merger Agreement. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (the “SEC”). Neither PIF nor PIF A undertakes any duty to revise or update any forward-looking statement made herein except as required by applicable law, including the rules and regulations of the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although neither PIF nor PIF A undertakes any duty to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that PIF may make directly to you or through reports that PIF in the future may file with the SEC, including, without limitation, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition, or the Mergers (collectively, the “Transactions”). The forward-looking statements may include statements as to, among other things: future operating results of PIF and PIF A and distribution projections; business prospects of PIF and PIF A and the prospects of their respective portfolio companies; and the impact of the investments that PIF and PIF A expect to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those contained in any forward-looking statements, including, among other things, risks and uncertainties associated with (i) the timing or likelihood of the Transactions closing; (ii) the ability to realize the anticipated benefits of the Transactions; (iii) the possibility that any or all of the various conditions to the consummation of the Transactions may not be satisfied or waived; (iv) risks related to diverting management’s attention from ongoing business operations; (v) the risk that litigation in connection with the Transactions may result in significant costs of defense and liability; (vi) general economic, political and industry trends and other external factors, including uncertainty surrounding the financial and political stability of the United States and other countries; (vii) the impact on PIF’s and PIF A’s business of U.S. and international financial reform legislation, rules and regulations; (viii) the risk associated with possible disruptions in the operations of PIF or PIF A or the economy generally, including disruptions from the impact of global health events; (ix) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of PIF’s or PIF A’s assets; (x) the effect of an inflationary economic environment, and its impact on PIF and PIF A, on their respective portfolio companies, and their respective financial condition and results of operations; (xi) the impact of interruptions in the supply chain on PIF’s and PIF A’s portfolio companies; (xii) PIF’s plans, expectations, objectives and intentions, as a result of the Transactions; (xiii) the future operating results and net investment income projections of PIF or PIF A; (xiv) the ability of Adviser to locate suitable investments for PIF and to monitor and administer its investments; (xv) the ability of Adviser or its affiliates to attract and retain highly talented professionals; (xvi) PIF’s and PIF A’s ability to maintain their respective qualification as a business development company (“BDC”) and as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”); (xvii) the business prospects of PIF or PIF A and the prospects of their respective portfolio companies; (xviii) the impact of the investments that PIF or PIF A expects to make; (xix) the expected financings and investments and additional leverage that PIF or PIF A may seek to incur in the future; and (xx) other considerations that may be disclosed from time to time in PIF’s and PIF A’s publicly disseminated documents and filings. Although neither PIF nor PIF A undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that PIF or PIF A in the future may file with the SEC, including, among other things, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of PIF or PIF A’s forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, by and among North Haven Private Income Fund LLC, Sky Merger Sub LLC, North Haven Private Income Fund A LLC and MS Capital Partners Adviser Inc., dated as of October 26, 2026.

99.1	Joint press release of North Haven Private Income Fund A LLC and North Haven Private Income Fund LLC, issued October 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, North Haven Private Income Fund A LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN PRIVATE INCOME FUND A LLC

Date: October 26, 2026	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Co-President and Chief Operating Officer